                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2000
                                                 -----------------------------

                                  CYGNUS, INC.
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               (Exact name of registrant as specified in its charter)


         DELAWARE                    0-18962                   94-2978092
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(State or other jurisdiction     (Commission File          (IRS Employer
of incorporation)                Number)                   Identification No.)


          400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA    94063-4719
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          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------------------

                               NOT APPLICABLE
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       (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On May 9, 2000, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the Company received an approvable letter on May 8, 2000 from the U.S. Food and Drug Administration
(FDA) for Cygnus' GlucoWatch-registered trademark- biographer. The Company also announced that pending FDA approval, the company anticipates introducing the GlucoWatch biographer on a limited basis, via 10 to 15 physicians primarily in the San Francisco Bay Area.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      Exhibit Number
      --------------
          99.1        Press Release by Cygnus, Inc. dated May 9, 2000 referred
                      to in Item 5 above.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CYGNUS, INC.


Date: May 17, 2000                              By: /s/ Barbara G. McClung
                                                    --------------------------
                                                    Barbara G. McClung
                                                    Senior Vice President
                                                    and General Counsel